Exhibit 99.1

NewsRelease
NASDAQ-GM — “TEAM”
FOR IMMEDIATE RELEASE, Tuesday, December 30, 2008
TechTeam Global Announces Restructuring Actions; Expects Solid Q4 2008 Operating Results
Company prepares for 2009 by adjusting cost structure to match economic conditions and business needs
SOUTHFIELD, MICHIGAN, December 30, 2008...TechTeam Global, Inc. (Nasdaq: TEAM), a worldwide provider of information technology (IT), enterprise support, and business process outsourcing services, today announced additional restructuring actions in preparation for the 2009 fiscal year.
“Despite an expectation of solid operating results in the fourth quarter of 2008, we are proactively adjusting our cost structure now to improve operating efficiency entering 2009 amid the downturn in global economic conditions, which accelerated in late September,” said Gary J. Cotshott, President and Chief Executive Officer. “These adjustments, which are substantially complete as of today, are largely in our European operation and include actions to reduce capacity by exiting excess leased space and reducing certain staffs. In North America, where we continue to operate at near full capacity, this action also reflects some changes to the service delivery location and support model to better serve certain customers.”
TechTeam expects to record a one-time charge of approximately $1.8 million to $2.2 million on a pre-tax basis during the fourth quarter of 2008 for costs associated with the restructuring actions.
“We remain on track to deliver solid operating results before restructuring charges for the full year 2008,” said Cotshott. “These actions will result in immediate cost reductions and position us for continued improvement, which we have planned for the 2009 fiscal year despite an expectation of ongoing challenges in the global economy.”
About TechTeam Global, Inc.
TechTeam Global, Inc. is a worldwide provider of information technology, enterprise support and business process outsourcing services to Fortune 1000 corporations, multinational companies, product providers, small and medium-sized companies, and government entities. TechTeam’s ability to integrate computer services into a flexible, ITIL-based solution is a key element of its strategy. Partnerships with some of the world’s “best-in-class” corporations provide TechTeam with unique expertise and experience in providing information technology support solutions. For information about TechTeam Global, Inc. and its services, call 800-522-4451 from the United States or visit our Web sites at www.techteam.com and www.techteam.eu. TechTeam’s common stock is traded on the Nasdaq Global Market under the symbol “TEAM.”
Safe Harbor Statement
The statements contained in this press release that are not purely historical, including statements regarding the Company’s expectations, hopes, beliefs, intentions, or strategies regarding the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include
27335 West 11 Mile Road, Southfield, Michigan 48033 • Telephone (248) 357-2866 • Fax (248) 357-2570 • www.techteam.com

NewsRelease
statements regarding, among other things, the potential impact of this acquisition on the Company’s revenue and earnings performance going forward. Forward-looking statements may be identified by words including, but not limited to, “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon,” and similar expressions. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. There can be no assurance that it will have the impact on the Company’s financial condition and results of operations contemplated in this release. The forward-looking statements included in this press release are based on information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward-looking statement. Prospective investors should also consult the risks described from time to time in the Company’s Reports on Forms 8-K, 10-Q, and 10-K filed with the United States Securities and Exchange Commission.
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Contacts:
TechTeam Global, Inc.
Margaret M. Loebl
Vice President, Chief Financial Officer and Treasurer
(248) 213-3697
mloebl@techteam.com
27335 West 11 Mile Road, Southfield, Michigan 48033 • Telephone (248) 357-2866 • Fax (248) 357-2570 • www.techteam.com